October 20, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K ETCF Asset Funding Corporation,
  formerly DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

October 15, 2004
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 9.01.(c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            October 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            October 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            October 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            October 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)

Date:          October 20, 2004



Name:          Matt Pechulis
Title:         /s/Vice President & Assistant Secretary

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            12-Oct-04
Determination Date:         14-Oct-04
Monthly Payment Date:       15-Oct-04
Collection Period Ending:   30-Sep-04

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  5,545,644.13
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      249,771.12
    Current Monthly Interest Shortfall/Excess                                                                           -21,658.50
    Recoup of Collection Expenses                                                                                        -5,447.48
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              5,768,309.27

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,095,774.37
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,117,432.87
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -21,658.50

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,091,531.16
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            101,389.37
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   8,087.43
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,091,531.16
    Total Ending Reserve Balance                                                                                      7,201,007.96

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                        1,117,432.87
    Scheduled Principal Payments Received                                                                             1,288,400.89
    Principal Prepayments Received                                                                                    3,139,810.37
    Total Interest and Principal Payments Received                                                                    5,545,644.13

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     273,909.85
      minus Reasonable Expenses                                                                                          24,138.73
    Net Liquidation Proceeds                                                                                            249,771.12
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       249,771.12

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              5,795,415.25

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             154,830,030.68
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  64,512.51

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    154,830,030.68
    Pool Balance as of the Current Accounting Date                                                                  150,040,808.24
    Age of Pool in Months                                                                                                       67

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          153,281,730.37
    Aggregate Note Balance as of Current Accounting Date                                                            148,540,400.16

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               47                      1,712,416.07                1.141%
    60-89 Days Delinquent               12                        594,199.34                0.396%
    90-119 Days Delinquent               8                        296,045.28                0.197%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period         10                        361,011.18                0.241%
    Cumulative Defaults              1,236                     49,528,826.31                4.953%
    Cumulative Recoveries                                      20,918,963.46                2.092%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       361,011.18
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.036%
    Preceding Realized Losses                                                                                           518,972.78
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.052%
    Second Preceding Realized Losses                                                                                    193,062.41
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.019%
    Cumulative Realized Losses                                                                                       28,609,862.85
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.861%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.15004030
   Note Pool Factor                                                                                                     0.14854040

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  131,206.16
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                             218,480.76
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                              43,915,730.37             4,741,330.21                    39,174,400.16
    Class A-6                                              64,366,000.00                     0.00                    64,366,000.00
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       47,892.23
   Excess Spread Received                                                                                                53,497.14

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.88%
   Weighted Average Remaining Maturity (WAM)                                                                                   108

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 5,768,309.27
Plus:     Trustee Fee                                                                                                     1,041.67

TOTAL WIRE TO CHASE                                                                                                   5,769,350.94

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Trustee Fee)                0.00

EX-2
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            12-Oct-04
Determination Date:         14-Oct-04
Monthly Payment Date:       15-Oct-04
Collection Period Ending:   30-Sep-04

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,319,443.28
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                        9,874.66
    Current Monthly Interest Shortfall/Excess                                                                           -15,669.71
    Recoup of Collection Expenses                                                                                        -2,237.99
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,311,410.24

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        613,595.01
    Amount of Interest Payments Received During the Collection Period for Receivables                                   629,264.72
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -15,669.71

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                11,000,002.18
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             76,096.32
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     -76,096.32
    Reserve Account Investment Earnings                                                                                  12,143.78
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance          -12,143.78
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            11,000,002.18
    Total Ending Reserve Balance                                                                                     11,000,002.18

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          629,264.72
    Scheduled Principal Payments Received                                                                               811,180.91
    Principal Prepayments Received                                                                                    1,878,997.65
    Total Interest and Principal Payments Received                                                                    3,319,443.28

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      18,136.21
       minus Reasonable Expenses                                                                                          8,261.55
    Net Liquidation Proceeds                                                                                              9,874.66
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                         9,874.66

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             3,329,317.94

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            91,278,090.37
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                38,032.54

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    91,278,090.37
     Pool Balance as of the Current Accounting Date                                                                  88,547,664.45
     Age of Pool in Months                                                                                                      65

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          89,452,528.56
     Aggregate Note Balance as of Current Accounting Date                                                            86,776,711.16

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                28                        763,863.96                 0.863%
          60-89 Days Delinquent                 7                        106,615.68                 0.120%
          90-119 Days Delinquent                4                         67,153.46                 0.076%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           3                         40,247.36                 0.045%
          Cumulative Defaults                 433                     21,056,468.53                 3.828%
          Cumulative Recoveries                                       11,432,219.62                 2.079%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                        40,247.36
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.007%
    Preceding Realized Losses                                                                                            55,505.48
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.010%
    Second Preceding Realized Losses                                                                                     16,124.62
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.003%
    Cumulative Realized Losses                                                                                        9,624,248.91
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.750%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                 0.16099572
      Note Pool Factor                                                                                                  0.15777584

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                38,032.54
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                     0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                       0.00
              Class A-2                                                                                                       0.00
              Class A-3                                                                                                       0.00
              Class A-4                                                                                                       0.00
              Class A-5                                                                                                 191,372.31
              Class B                                                                                                   190,575.00
              Class C                                                                                                   139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                    34,452,528.56           2,675,817.40      31,776,711.16
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    54,608.52
      Excess Spread Received                                                                                             21,487.80

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.28%
      Weighted Average Remaining Maturity (WAM)                                                                                129


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               3,311,410.24
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                     								       -76,096.32
TOTAL WIRE TO CHASE                                                                                                   3,236,355.59

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Trustee Fee)           76,096.32

EX-3
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            12-Oct-04
Determination Date:         14-Oct-04
Monthly Payment Date:       15-Oct-04
Collection Period Ending:   30-Sep-04

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,003,220.08
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       80,037.99
    Current Monthly Interest Shortfall/Excess                                                                           -34,110.70
    Recoup of Collection Expenses                                                                                        -3,214.10
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,045,933.27

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        582,025.42
    Amount of Interest Payments Received During the Collection Period for Receivables                                   616,136.12
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -34,110.70

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,757,169.07
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             77,985.57
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     -26,171.96
    Reserve Account Investment Earnings                                                                                   3,024.34
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                 -3,024.34
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,757,169.07
    Total Ending Reserve Balance                                                                                      2,808,982.68

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          616,136.12
    Scheduled Principal Payments Received                                                                               562,710.78
    Principal Prepayments Received                                                                                    1,824,373.18
    Total Interest and Principal Payments Received                                                                    3,003,220.08

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      89,057.39
       minus Reasonable Expenses                                                                                          9,019.40
    Net Liquidation Proceeds                                                                                             80,037.99
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        80,037.99

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             3,083,258.07

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            81,548,125.73
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                33,978,39

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    81,548,125.73
     Pool Balance as of the Current Accounting Date                                                                  79,059,994.02
     Age of Pool in Months                                                                                                      63

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          80,732,644.47
     Aggregate Note Balance as of Current Accounting Date                                                            78,269,394.08

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 24                        305,360.63                 0.386%
         60-89 Days Delinquent                  2                        132,709.98                 0.168%
         90-119 Days Delinquent                 3                         21,240.36                 0.027%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            4                        101,047.75                 0.128%
         Cumulative Defaults                  476                     17,344,862.28                 4.631%
         Cumulative Recoveries                                         7,927,302.63                 2.117%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                      101,047.75
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.027%
     Preceding Realized Losses                                                                                          172,074.33
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.046%
     Second Preceding Realized Losses                                                                                    88,890.24
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.024%
     Cumulative Realized Losses                                                                                       9,417,469.66
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.514%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.21109064
       Note Pool Factor                                                                                                 0.20897975

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               33,978.39
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                 50,878.26
               Class A-6                                                                                                314,456.13
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                        Beginning         Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------          -----------------------      ----------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                             9,031,644.47                2,463,250.39         6,568,394.08
               Class A-6                                            54,847,000.00                        0.00        54,847,000.00
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       24,881.32
   Excess Spread Received                                                                                                53,104.25

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.92%
      Weighted Average Remaining Maturity (WAM)                                                                                118


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit- Reserve Overfunded Withdrawal)                3,045,933.27
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                     								       -26,171.96
TOTAL WIRE TO CHASE                                                                                                   3,020,469.64

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Trustee Fee)           26,171.96


EX-4
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            12-Oct-04
Determination Date:         14-Oct-04
Monthly Payment Date:       15-Oct-04
Collection Period Ending:   30-Sep-04

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  6,188,814.28
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      195,314.88
    Current Monthly Interest Shortfall/Excess                                                                           -50,926.24
    Recoup of Collection Expenses                                                                                       -18,627.82
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             6,314,575.10

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,267,039.17
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,317,965.41
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -50,926.24

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,971,004.00
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   4,754.08
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -4,754.08
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,971,004.00
    Total Ending Reserve Balance                                                                                      3,971,004.00

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                        1,317,965.41
    Scheduled Principal Payments Received                                                                             1,342,992.17
    Principal Prepayments Received                                                                                    3,527,856.70
    Total Interest and Principal Payments Received                                                                    6,188,814.28

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    210,568.06
       minus  Reasonable Expenses                                                                                       15,253.18
    Net Liquidation Proceeds                                                                                           195,314.88
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                      195,314.88

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            6,384,129.16

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           172,966,334.38
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                               108,103.96

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  172,966,334.38
     Pool Balance as of the Current Accounting Date                                                                167,669,804.41
     Age of Pool in Months                                                                                                     35

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        172,966,334.38
     Aggregate Note Balance as of Current Accounting Date                                                          167,669,804.41

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  49                     1,303,623.56                0.777%
         60-89 Days Delinquent                  18                       985,883.45                0.588%
         90-119 Days Delinquent                 10                       304,499.65                0.182%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            13                       425,681.10                0.254%
         Cumulative Defaults                   473                    18,566,145.89                3.507%
         Cumulative Recoveries                                         7,990,384.41                1.509%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     425,681.10
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.080%
     Preceding Realized Losses                                                                                         586,387.65
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.111%
     Second Preceding Realized Losses                                                                                  431,914.13
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.082%
     Cumulative Realized Losses                                                                                     10,464,173.74
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.976%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.31667646
      Note Pool Factor                                                                                                 0.30895486

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                              108,103.96
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                               275,308.43
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                       58,266,334.38       5,296,529.97     52,969,804.41
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00

c)    Excess Spread Received                                                                                            16,825.99

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.24%
      Weighted Average Remaining Maturity (WAM)                                                                            140.69


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   6,297,749.11


TOTAL WIRE TO HSBC                                                                                                   6,280,923.12

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                      16,825.99
